File No. 333-193291       CIK #1563102

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 5 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Invesco Unit Trusts, Municipal Series 1196
                              (Exact Name of Trust)

                          Invesco Capital Markets, Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  INVESCO CAPITAL MARKETS, INC.         MORGAN, LEWIS & BOCKIUS LLP
  Attention: John M. Zerr, Esq.         Attention: Thomas S. Harman
  11 Greenway Plaza                     1111 Pennsylvania Avenue NW
  Houston, Texas 77046-1173             Washington, DC 20004

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on December 20, 2019, pursuant to paragraph (b) of Rule 485.

                              Invesco Unit Trusts,
                             Municipal Series 1196


IGMT/176

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

   NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II of this Prospectus. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Invesco Unit Trusts, Municipal Series (the "Fund") consists of the underlying separate unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds bonds each insured through policies obtained from bond insurance companies.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is December 20, 2019




INVESCO

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1196
                   Summary of Essential Financial Information

                             As of October 18, 2019
                     Sponsor: Invesco Capital Markets, Inc.
               Evaluator: ICE Data Pricing & Reference Data, LLC
                  Supervisor: Invesco Investment Advisers LLC
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                      IGMT
General Information                                                                   Trust
                                                                                 ---------------
Principal Amount (Par Value) of Securities ....................................  $     4,655,000
Number of Units ...............................................................            4,638
Fractional Undivided Interest in Trust per Unit ...............................          1/4,638
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio ..........................  $  5,045,541.30
      Aggregate Bid Price of Securities per Unit ..............................  $      1,087.87
      Sales charge 2.20% (2.249% of the Aggregate Bid Price of Securities)
          for the IGMT Trust ..................................................  $         24.41
      Principal Cash per Unit .................................................  $         (2.71)
      Public Offering Price per Unit (1) ......................................  $      1,109.57
Redemption Price per Unit .....................................................  $      1,085.16
Excess of Public Offering Price per Unit over Redemption Price per Unit .......  $         24.41
Minimum Value of the Trust under which Trust Agreement may be terminated ......  $  1,201,000.00
Evaluator's Annual Evaluation Fee (3) .........................................  $         2,156
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit ...............................  $         46.80
      Less: Estimated Annual Expense excluding Insurance ......................  $          3.28
      Estimated Net Annual Interest Income per Unit ...........................  $         43.52
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income ....................................  $         43.52
      Divided by 12 ...........................................................  $          3.63
Estimated Daily Rate of Net Interest Accrual per Unit .........................  $        .12090
Estimated Current Return Based on Public Offering Price (2) ...................             3.91%
Estimated Long-Term Return (2) ................................................             1.69%

--------------------------------------------------------------------------------
(1)  Plus accrued interest to the date of settlement of $1.45 for the IGMT
     Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II of this Prospectus.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.39 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution ............  $1.00 per Unit
Date of Deposit ...........................  September 10, 2014
Supervisor's Annual Supervisory Fee .......  Maximum of $.40 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee ........  Maximum of $.15 per Unit

Record and Computation Dates ..............  TENTH day of the month.

Distribution Dates ........................  TWENTY-FIFTH day of the month.

Trustee's Annual Fee ......................  $.92 per $1,000 principal amount of Bonds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Sponsor and Unitholders of Invesco Unit Trusts, Municipal Series 1196:

   Opinion on the Financial Statements

   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Investment Grade Municipal Trust, Series 176 (included in Invesco Unit Trusts, Municipal Series 1196 the "Trust") as of August 31, 2019, and the related statements of operations and changes in net assets for each of the three years in the period ended August 31, 2019, and the financial highlights for the period from September 10, 2014 (date of deposit) through August 31, 2015 and for each of the four years in the period ended August 31, 2019, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of August 31, 2019, and the results of its operations and changes in net assets for each of the three years in the period ended August 31, 2019, and the financial highlights for the period from September 10, 2014 (date of deposit) through August 31, 2015 and for each of the four years in the period ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

   Basis for Opinion

   These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

   Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned at August 31, 2019 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

                                                          /s/ GRANT THORNTON LLP

   We have served as the auditor of one or more of the unit investment trusts, sponsored by Invesco Capital Markets, Inc. and its predecessors, since 1976.

   New York, New York
   December 20, 2019

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1196
                             Statement of Condition
                                August 31, 2019
                                                                                             IGMT
                                                                                             Trust
                                                                                         --------------
Trust property
   Cash ...............................................................................  $           --
   Tax-exempt securities at fair value (cost $5,032,868) (notes 1 and 2) ..............       5,190,422
   Accrued interest ...................................................................          62,365
   Receivable for securities sold .....................................................              --
                                                                                         --------------
                                                                                         $    5,252,787
                                                                                         ==============
Liabilities and interest to Unitholders
   Cash overdraft .....................................................................  $       46,571
   Redemptions payable ................................................................              --
   Interest to Unitholders ............................................................       5,206,216
                                                                                         --------------
                                                                                         $    5,252,787
                                                                                         ==============

                             Analysis of Net Assets

Interest of Unitholders (4,734 Units of fractional undivided interest outstanding)
   Cost to original investors of 6,005 Units (note 1) .................................  $    6,690,822
      Less initial underwriting commission (note 3) and organization costs ............         303,752
                                                                                         --------------
                                                                                              6,387,070
      Less redemption of Units (1,271 Units) ..........................................       1,354,317
                                                                                         --------------
                                                                                              5,032,753
   Undistributed net investment income
      Net investment income ...........................................................       1,210,660
      Less distributions to Unitholders ...............................................       1,193,603
                                                                                         --------------
                                                                                                 17,057
   Realized gain (loss) on Bond sale or redemption ....................................          (1,148)
   Unrealized appreciation (depreciation) of Bonds (note 2) ...........................         157,554
   Distributions to Unitholders of Bond sale or redemption proceeds ...................              --
                                                                                         --------------
          Net asset value to Unitholders ..............................................  $    5,206,216
                                                                                         ==============
Net asset value per Unit (Units outstanding of 4,734) .................................  $     1,099.75
                                                                                         ==============

   The accompanying notes are an integral part of these financial statements.

                  INVESTMENT GRADE MUNICIPAL TRUST, SERIES 176
                            Statements of Operations
                             Years ended August 31,
                                                                               2017           2018           2019
                                                                           -------------  -------------  -------------
Investment income
   Interest income ......................................................  $     263,934  $     250,046  $     228,129
   Expenses
      Trustee fees and expenses .........................................         11,080         10,832         10,559
      Evaluator fees ....................................................          2,018          1,790          2,156
      Supervisory fees ..................................................          3,162          3,173          2,984
                                                                           -------------  -------------  -------------
          Total expenses ................................................         16,260         15,795         15,699
                                                                           -------------  -------------  -------------
      Net investment income .............................................        247,674        234,251        212,430
Realized gain (loss) from Bond sale or redemption
   Proceeds .............................................................        281,521        461,639        272,364
   Cost .................................................................        282,677        465,641        272,791
                                                                           -------------  -------------  -------------
      Realized gain (loss) ..............................................         (1,156)        (4,002)          (427)
Net change in unrealized appreciation (depreciation) of Bonds ...........       (260,956)      (135,001)       194,127
                                                                           -------------  -------------  -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ...............................................  $     (14,438) $      95,248  $     406,130
                                                                           =============  =============  =============

                      Statements of Changes in Net Assets
                             Years ended August 31,

                                                                               2017           2018           2019
                                                                           -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
   Net investment income ................................................  $     247,674  $     234,251  $     212,430
   Realized gain (loss) on Bond sale or redemption ......................         (1,156)        (4,002)          (427)
   Net change in unrealized appreciation (depreciation) of Bonds ........       (260,956)      (135,001)       194,127
                                                                           -------------  -------------  -------------
      Net increase (decrease) in net assets resulting from operations ...        (14,438)        95,248        406,130
Distributions to Unitholders from:
   Net investment income ................................................       (248,764)      (235,180)      (213,350)
   Bonds sale or redemption proceeds ....................................             --             --             --
   Redemption of Units ..................................................       (298,575)      (472,491)      (244,670)
                                                                           -------------  -------------  -------------
      Total increase (decrease) .........................................       (561,777)      (612,423)       (51,890)
Net asset value to Unitholders
   Beginning of period ..................................................      6,432,306      5,870,529      5,258,106
                                                                           -------------  -------------  -------------
   End of period (including undistributed net investment income of
      $18,906, $17,977 and $17,057, respectively) .......................  $   5,870,529  $   5,258,106  $   5,206,216
                                                                           =============  =============  =============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of August 31, 2019, the Investment Grade Municipal Trust, Series 176 consists of issues which are payable from the income of a specific project, authority or corporation, as applicable. The portfolio is divided by purpose of issue as follows: Airport, (5%); Certificates of Participation, (1%); General Obligation, (27%); General Purpose, (5%); Health Care, (24%); Higher Education, (12%); Transportation, (20%) and Utilities, (6%). See "portfolio schedule" and related "Note 2" herein.

   The state breakdown for the Investment Grade Municipal Trust, Series 176 is as follows: Alabama, (5%); California, (16%); Colorado, (1%); Florida, (19%); Illinois, (11%); Kansas, (3%); Kentucky, (2%); Michigan, (3%); Nevada, (1%); New Jersey, (10%); North Carolina, (2%); Pennsylvania, (11%); Texas, (10%) and Wisconsin, (6%).

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1196
INVESTMENT GRADE MUNICIPAL TRUST                                               PORTFOLIO schedule as of August 31, 2019
-----------------------------------------------------------------------------------------------------------------------
Port-                                                                                   Redemption
folio   Aggregate                                                               Rating   Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date     (Note 2)  (Note 2)       (Notes 1 and 2)
-----------------------------------------------------------------------------------------------------------------------
  A   $      95,000 Kentucky, Louisville/Jefferson County Metro Government,
                     Health System Revenue Bonds, Norton
                     Healthcare, Inc., Series A                                         2023 @ 100
                     5.500% Due 10/01/33                                           A    2028 @ 100 S.F. $      108,500
-----------------------------------------------------------------------------------------------------------------------
  B         105,000 Florida, City of Lakeland Energy System Revenue and
                     Refunding Bonds
                     5.250% Due 10/01/36                                           AA   2030 @ 100 S.F.        149,583
-----------------------------------------------------------------------------------------------------------------------
  C         500,000 Pennsylvania, Dallas Area Municipal Authority University
                     Revenue Bonds, Misericordia University Project                     2024 @ 100
                     5.000% Due 05/01/37                                         Baa3*  2030 @ 100 S.F.        544,785
-----------------------------------------------------------------------------------------------------------------------
  D         100,000 North Carolina, Nash Health Care Systems, Health Care
                     Facilities Revenue Bonds                                           2022 @ 100
                     4.500% Due 11/01/37                                          BBB   2033 @ 100 S.F.        104,255
-----------------------------------------------------------------------------------------------------------------------
  E         260,000 Texas, Lower Colorado River Authority, Transmission
                     Contract Refunding Revenue Bonds, LCRA
                     Transmission Services Corporation Project                          2022 @ 100
                     4.000% Due 05/15/39                                           A    2037 @ 100 S.F.        272,051
-----------------------------------------------------------------------------------------------------------------------
  F          20,000 Nevada System of Higher Education, Universities
                     Revenue Bonds, Series A
                     4.250% Due 07/01/39                                          AA-   2024 @ 100              21,989
-----------------------------------------------------------------------------------------------------------------------
  G          85,000 Illinois, Chicago General Obligation Bonds, Project
                     Series A                                                           2021 @ 100
                     5.000% Due 01/01/40                                         BBB+   2036 @ 100 S.F.         87,139
-----------------------------------------------------------------------------------------------------------------------
  H         120,000 Michigan Finance Authority, Hospital Revenue and
                     Refunding Bonds, Holland Community
                     Hospital, Series A                                                 2023 @ 100
                     5.000% Due 01/01/40                                           A+   2034 @ 100 S.F.        130,314
-----------------------------------------------------------------------------------------------------------------------
  I         240,000 California, Arcadia Unified School District General
                     Obligation Bonds, Election of 2006, Series B
                     4.000% Due 08/01/40                                          Aa1*  2022 @ 100             254,834
-----------------------------------------------------------------------------------------------------------------------
  J         230,000 California, Soledad Unified School District General
                     Obligation Bonds, 2012 Election, Series B
                     (Build America Mutual Assurance Insured)                           2024 @ 100
                     4.000% Due 08/01/40                                           AA   2038 @ 100 S.F.        249,177
-----------------------------------------------------------------------------------------------------------------------
  K         225,000 Texas Transportation Commission, Central Texas Turnpike
                     System, First Tier Revenue Bonds, Series A                         2022 @ 100
                     5.000% Due 08/15/41                                           A-   2039 @ 100 S.F.        244,406
-----------------------------------------------------------------------------------------------------------------------
  L          45,000 Florida, Higher Educational Facilities Financing Authority
                     Revenue and Revenue Refunding Bonds,
                     University of Tampa Project, Series A                              2022 @ 100
                     5.250% Due 04/01/42                                           A-   2033 @ 100 S.F.         49,310
-----------------------------------------------------------------------------------------------------------------------
  M         475,000 New Jersey Transportation Trust Fund Authority,
                     Transportation System Revenue Bonds,
                     Series A                                                           2022 @ 100
                     5.000% Due 06/15/42                                         BBB+   2038 @ 100 S.F.        507,851
-----------------------------------------------------------------------------------------------------------------------
  N         265,000 California, San Carlos School District General Obligation
                     Bonds, Election of 2012                                            2023 @ 100
                     4.125% Due 10/01/42                                           AA   2038 @ 100 S.F.        284,679
-----------------------------------------------------------------------------------------------------------------------

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1196
INVESTMENT GRADE MUNICIPAL TRUST                                   PORTFOLIO schedule as of August 31, 2019 (continued)
-----------------------------------------------------------------------------------------------------------------------
Port-                                                                                   Redemption
folio   Aggregate                                                               Rating   Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date     (Note 2)  (Note 2)       (Notes 1 and 2)
-----------------------------------------------------------------------------------------------------------------------
  O   $     260,000 Illinois, Community Unit School District Number 205, Knox
                     and Warren Counties, General Obligation School Bonds,
                     Alternate Revenue Source, Series B                                 2024 @ 100
                     4.250% Due 01/01/43                                          AA-   2028 @ 100 S.F. $      276,390
-----------------------------------------------------------------------------------------------------------------------
  P         250,000 Wisconsin, University of Wisconsin Hospitals and Clinics
                     Authority Revenue Bonds, Series A                                  2023 @ 100
                     4.000% Due 03/01/43                                          AA-   2039 @ 100 S.F.        265,483
-----------------------------------------------------------------------------------------------------------------------
  Q         250,000 Florida, Miami-Dade County, Rickenbacker Causeway
                     Revenue Bonds                                                      2024 @ 100
                     5.000% Due 10/01/43                                           A-   2037 @ 100 S.F.        282,888
-----------------------------------------------------------------------------------------------------------------------
  R         175,000 Illinois, Chicago O'Hare International Airport, General
                     Airport Senior Lien Revenue Bonds, Series D                        2023 @ 100
                     5.000% Due 01/01/44                                           A    2040 @ 100 S.F.        193,116
-----------------------------------------------------------------------------------------------------------------------
  S          50,000 Colorado, Regional Transportation District Certificates
                     of Participation, Series A                                         2023 @ 100
                     5.000% Due 06/01/44                                          AA-   2040 @ 100 S.F.         55,665
-----------------------------------------------------------------------------------------------------------------------
  T          40,000 California, San Diego County Regional Airport Authority,
                     Senior Special Facilities Revenue Bonds,
                     Consolidated Rental Car Facility
                     Project, Series A                                                  2024 @ 100
                     5.000% Due 07/01/44                                           A    2043 @ 100 S.F.         46,082
-----------------------------------------------------------------------------------------------------------------------
  U         225,000 Alabama, Alabaster City Board of Education Special
                     Tax School Warrants Revenue Bonds, Series A
                     (Assured Municipal Insured)                                        2024 @ 100
                     4.000% Due 09/01/44                                          AA    2040 @ 100 S.F.        240,340
-----------------------------------------------------------------------------------------------------------------------
  V         160,000 Kansas, Unified Government of Wyandotte County/Kansas
                     City, Utility System Improvement and Refunding
                     Revenue Bonds, Series A                                            2024 @ 100
                     5.000% Due 09/01/44                                           A    2040 @ 100 S.F.        182,146
-----------------------------------------------------------------------------------------------------------------------
  W         520,000 Florida, Miami Beach Health Facilities Authority, Hospital
                     Revenue and Refunding Bonds, Mount Sinai
                     Medical Center of Florida                                          2024 @ 100
                     5.000% Due 11/15/44                                         Baa1*  2040 @ 100 S.F.        585,380
-----------------------------------------------------------------------------------------------------------------------
  X          50,000 Wisconsin Health and Educational Facilities Authority
                     Revenue Bonds, Gundersen Lutheran                                  2022 @ 100
                     5.000% Due 11/15/44                                          AA-   2043 @ 100 S.F.         54,059
      -------------                                                                                     ---------------
      $   4,745,000                                                                                     $    5,190,422
      =============                                                                                     ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1196
                         Notes to Financial Statements
                         August 31, 2017, 2018 and 2019
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, a third party valuation provider. The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds,
(3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Investment Grade Municipal Trust, Series 176) was based on the determination by the Evaluator of the offering prices of the Bonds on the date of deposit (September 10, 2014). Since the valuation is based upon the bid prices, the Trust (Investment Grade Municipal Trust, Series 176) recognized a downward adjustment of $54,228 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended August 31, 2015.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Part II of this Prospectus.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trust has no IRS examination pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Portfolio Diversification - Certain sector classifications have been changed from the prior year's presentation. Sector classifications are subject to change and their presentation as they relate to the Trust may change from one year to the next.

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, a Division of S&P Global ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 21, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 21, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Deposit Date prior to April 21, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trust may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of August 31, 2019 based on the inputs used to value them:

                                                    Investments
Valuation Inputs                                   in Securities
----------------------------------------------     -------------
Level 1 -- Quoted prices                           $          --
Level 2 -- Other significant observable inputs         5,190,422
Level 3 -- Significant unobservable inputs                    --
                                                   -------------
Total                                              $   5,190,422
                                                   =============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at August 31, 2019 is as follows:

Unrealized Appreciation                            $     159,378
Unrealized Depreciation                                   (1,824)
                                                   -------------
                                                   $     157,554
                                                   =============


NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which was equivalent to 4.058% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.50% of the public offering price (1.523% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 3.75% of the public offering price (3.896% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twelve or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.40 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   During each of the three years in the period ended August 31, 2019, 280 Units, 446 Units and 231 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

IGMT/176

                                                       2015 (c)         2016            2017            2018            2019
                                                   --------------  --------------  --------------  --------------  --------------
Per Share Operating Performance:
   Net asset value, beginning of period .........  $     1,063.63  $     1,047.15  $     1,130.26  $     1,084.92  $     1,059.03
                                                   --------------  --------------  --------------  --------------  --------------
   Income from investment operations:
      Net investment income .....................           43.53           44.07           44.27           44.16           43.70
      Net realized and unrealized gain (loss)
         on investment transactions (a) .........         (20.14)           83.44         (45.14)         (25.71)           40.91
                                                   --------------  --------------  --------------  --------------  --------------
   Total from investment operations .............           23.39          127.51          (0.87)           18.45           84.61
                                                   --------------  --------------  --------------  --------------  --------------
Distributions to Unitholders from:
   Net investment income ........................         (39.87)         (44.40)         (44.47)         (44.34)         (43.89)
   Bond sale and redemption proceeds ............              --              --              --              --              --
                                                   --------------  --------------  --------------  --------------  --------------
   Total distributions to Unitholders ...........         (39.87)         (44.40)         (44.47)         (44.34)         (43.89)
                                                   --------------  --------------  --------------  --------------  --------------
   Net asset value, end of period ...............  $     1,047.15  $     1,130.26  $     1,084.92  $     1,059.03  $     1,099.75
                                                   ==============  ==============  ==============  ==============  ==============
Total Return (b): ...............................           1.83%          12.47%           0.06%           1.71%           8.22%
Ratios as a Percentage
of Average Net Assets (b):
   Expenses .....................................           0.16%           0.28%           0.27%           0.28%           0.30%
   Net investment income ........................           4.08%           4.06%           4.15%           4.14%           4.12%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) For the period from September 10, 2014 (date of deposit) through August 31, 2015.


NOTE 6 - OTHER MATTERS (UNAUDITED)

   On July 12, 2018, Moody's Investors Service (Moody's) affirmed its Ba1 rating on the City of Chicago, IL's outstanding general obligation bonds and revised the outlook to stable from negative. The Ba1 rating on the bonds by Moody's is considered non-investment grade.

                                                                      CMSPRO1196

                               Prospectus Part II

                                 December 2019


                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                     Invesco Unit Trusts, Municipal Series



                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds



                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.


      You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------
 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.


INVESCO


THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series, Van Kampen Unit Trusts, Municipal Series or Invesco Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Invesco Capital Markets, Inc., as Sponsor, ICE Data Pricing & Reference Data, LLC (formerly, ICE Securities Evaluations, Inc.), as Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the issuing authorities, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, IM-IT Discount U.S. Territorial IM-IT, High Grade Tax-Exempt Bond Trust, 20+ Year Series, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" or "7-13 Year Series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust. "10-20 Year Trust" refers to a trust which is designated as a "10-20 year series" in the name of such trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:

                                                                             Approximate Maturity
                                                                             From Date of Deposit
Trust                                                                              in Years
-------------------------------------------------------------------------------------------------
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
    Long-Term State and National Quality Trust ...................................  15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series ................................  20 to 30
IM-IT Laddered Series ............................................................  10 to 30
Investment Grade Municipal Limited Maturity Trust ................................  17 to 22
10-20 Year Trust .................................................................  10 to 20
IM-IT Limited Maturity Trust and Quality Municipals Income Trust (QM-IT)
    Limited Maturity Series ......................................................  12 to 15
Investment Grade Municipal Intermediate Trust ....................................   7 to 13
IM-IT Intermediate Trust and Strategic Municipal Trust Intermediate Series .......   5 to 15
State Intermediate Laddered Maturity Trust .......................................   5 to 10
IM-IT Short Intermediate Trust ...................................................   3 to 7

   The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed to the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, federal and state tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. See "Insurance on the Bonds". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) the ratings criteria applicable to your Trust as listed under "Principal Investment Strategy", (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds and percentages they represent in your portfolio are listed under "Portfolio" in Prospectus Part 1. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   General purpose bonds include bonds chosen by the Sponsor for the Trust that may not fall directly into the other broad bond categories described herein. Bonds in your Trust designated as general purpose bonds may include categorizations including, but not limited to, industrial revenue bonds, housing and building bonds, facilities bonds and tax district bonds. In general, the ability of these issuers to make payments on bonds depends on a variety factors such as the creditworthiness of the company or issuer operating the projects, government regulations and solvency of municipalities.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems, including mental health facilities, nursing homes and intermediate care facilities. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Utilities bonds are obligations of issuers that derive revenue from the retail sale of utilities to customers. This category of bonds consists of bonds including, but not limited to, retail electric, gas and telephone bonds, waste disposal bonds, water and sewer bonds, and wholesale electric bonds. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels. These issuers face problems such as cost and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, zoning ordinances, and other unavoidable changes that adversely affect operation of a project.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The economic recession in the United States which began in 2007 technically came to an end in June of 2009, however the U.S. and global economies continue to feel the effects of this recessionary period. The U.S. and other foreign governments have taken extraordinary steps to combat the effects of the economic crisis, however the ultimate impact of these measures is unknown and cannot be predicted. While the U.S. Federal Reserve formally concluded its quantitative easing program, there continues to be uncertainty concerning potential future changes to the federal funds rate. On August 5, 2011, Standard & Poor's Rating Services downgraded the long-term sovereign credit rating of the United States of America to AA+ from AAA, citing the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate. Any substantial change in general market conditions may result in sudden and significant valuation increases or declines in your Trust's holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. In a low interest rate environment risks associated with rising rates are heightened. The negative impact on fixed income securities from any interest rate increases could be swift and significant.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In the absence of a liquid trading market for a particular security, the price at which such security may be sold to meet redemptions, as well as the value of the Units of your Trust, may be adversely affected. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   State Risk Factors. Your Trust may invest significantly in municipal bonds of issuers from a particular state. The financial condition of a state may be affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on a state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the state and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations.

   The economic vitality of a state and its various regions and, therefore, the ability of the state and its local governments to satisfy the bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   A state may be a party to numerous lawsuits in which an adverse final decision could materially affect the state's governmental operations and consequently its ability to pay debt service on its obligations.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR
Life) of a Trust's portfolio:

ELTR Life (Years)         Sales Charge
---------------------------------------
Less than 2 ................  1.50%
2 but less than 5 ..........  2.20
5 but less than 12 .........  2.75
12 and over ................  3.75

   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of "5 but less than 12" years would be 2.75% of the Public Offering Price per Unit (2.828% of the aggregate bid price of the bonds).

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.25% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934, as amended ("1934 Act").

   Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid by the bonds semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. You will receive the amount of accrued interest paid on your Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If you sell or redeem all or a portion of your Units, you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than two business days (or any shorter period as may be prescribed by the applicable rules under the 1934 Act) following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance (if any) has been included, and (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Federal Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the "SEC") may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Invesco unit trusts at a reduced sales charge. An exchange does not avoid a taxable disposition of your redeemed Units. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal and state income tax purposes.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

   Insurance may have been obtained guaranteeing prompt payment of interest and principal, when due, in respect of some or all of the bonds in your Trust. The premium for any Preinsured Bond Insurance has been paid by the issuer, by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. More detailed information regarding insurance on the bonds and the Preinsured Bond Insurer is included in the Information Supplement. See "Additional Information".

FUND ADMINISTRATION
--------------------------------------------------------------------------------

   Sponsor. Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of September 30, 2019, the total stockholders' equity of Invesco Capital Markets, Inc. was $94,146,402.00 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $1,184.4 billion as of September 30, 2019.

   The Sponsor and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee will generally reject (and must reject with respect to any Trust deposited on or before August 1, 2006) any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the regulated investment company requirements and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance on a bond in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee) or to maintain the tax status of a Trust. The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, including substantial changes to the federal tax law passed and signed into law in December 2017, many of which became effective in 2018 and may affect your investment in a Trust in a number of ways, including possible unintended consequences. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals, interest on certain bonds is included as an item of tax preference.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. Income from the Trust and gains on the sale of your Units may also be subject to a 3.8% federal tax imposed on net investment income if your adjusted gross income exceeds certain threshold amounts, which currently are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Unitholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a Unitholder's net investment income, but exempt-interest dividends are not taken into account.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, it is considered a sale for federal income tax purposes and, any gain on the sale will be treated as capital gain and, in general, any loss will be treated as a capital loss. However, the deductibility of capital losses under the Internal Revenue Code of 1986, as amended (the "Code"), is subject to various limitations and, in addition, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You generally will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion. Such gain or loss is treated as gain or loss from a sale or exchange and is subject to the rules discussed above under "--Exchanges."

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense subject to the general rules and limitations on individual deductions. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. The deductibility of expenses characterized as miscellaneous itemized deductions, which include investment expenses, is suspended for tax years beginning prior to January 1, 2026. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions generally applies if paid to a foreign entity unless:
(i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or
(iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA may apply. Under existing regulations, FATCA withholding on gross proceeds from the sale of Units and capital gain distributions from your Trust took effect on January 1, 2019; however, recently proposed U.S. tax regulations, would eliminate FATCA withholding on such types of payments. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, including substantial changes to the federal tax law passed and signed into law in December 2017, many of which became effective in 2018 and may affect your investment in a Trust in a number of ways, including possible unintended consequences. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia. The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a "regulated investment company" on its holdings of securities of that state and its political subdivisions and instrumentalities. Prospective Unitholders are advised to consult with their own tax advisers about state and local tax matters.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your individual alternative minimum taxable income and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your federal tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   There is no requirement that tax consequences be taken into account in administering your Trust.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received, and subject to certain limitations on the deductibility of losses under the tax rules.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses. The deductibility of expenses that are characterized as miscellaneous itemized deductions, such as investment expenses is suspended for tax years beginning before January 1, 2026.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions generally applies if paid to a foreign entity unless:
(i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or
(iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA may apply. Under existing regulations, FATCA withholding on gross proceeds from the sale of Units and capital gain distributions from your Trust took effect on January 1, 2019; however, recently proposed U.S. tax regulations eliminate FATCA withholding on such types of payments. Taxpayers may generally rely on these proposed Treasury Regulations until final Treasury Regulations are issued. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. Since the end of the recession, both the state and the U.S. have been in the midst of a modest, drawn-out recovery from the economic downturn. California's Legislature, in addition to adopting severe budget cuts and temporary tax increases, deferred numerous payment obligations to schools and local governments in order to resolve the State's multibillion dollar budget gaps during the downturn. With the improvements to the State's budgetary and fiscal condition, addressing these outstanding obligations as well as California's significant unfunded pension liabilities has become a priority in the state's budget. Consensus among economists is that the economic outlook for the State will continue to improve in the near term however, the economy and California's fiscal condition remain subject to various fiscal risks and pressures which could adversely affect the state's recovery or result in a return to budget deficits.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
--------------------------------------------------------------------------------

   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owed to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-02590, 811-02870 and 811-02962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Morgan, Lewis & Bockius LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


Contents of Prospectus Part II
  The Trusts ..................................   2
  Estimated Current and Long-Term Returns .....   6
  Public Offering .............................   6
  Rights of Unitholders .......................   8
  Insurance on the Bonds ......................  10
  Fund Administration .........................  10
  Federal Tax Status ..........................  12
  State Trust Risk Factors and Tax Status .....  16
  Expenses ....................................  18
  Additional Information ......................  19
  Other Matters ...............................  19


Daily Prices
  o  Call our 24-Hour Pricing Line
       (800) 953-6785
  o  Visit our Unit Trusts Daily Prices Page
       http://www.invesco.com/UIT

Account Questions
  o  Contact the Trustee
        (800) 856-8487

Learning More About Unit Trusts
  o  Contact Invesco
       (630) 684-6000
  o  Visit our Unit Trusts Internet Page
       http://www.invesco.com/UIT

Additional Information

You may obtain an Information Supplement that provides more details about your trust and its policies.

  o  Visit the SEC Internet Site
       http://www.sec.gov
  o  Contact the Trustee
       (800) 856-8487


                                                                    U-SECPRO1219

                               Prospectus Part II
                                 December 2019


                        Insured Municipals Income Trust

                               Investors' Quality
                                Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                              Invesco Unit Trusts,
                                Municipal Series



INVESCO



                             Information Supplement


                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                 Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

                     Invesco Unit Trusts, Municipal Series
--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.



                               Table of Contents

                                                          Page
               Municipal Bond Risk Factors ..............    2
               Insurance on the Bonds ...................    4
               Portfolio Administration .................   11
               Sponsor Information ......................   12
               Trustee Information ......................   12
               Termination of the Trust Agreement .......   13
               Description of Ratings ...................   14
               State Trust Risk Factors .................   16



INVESCO


                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Utility Bonds. Certain of the bonds may be obligations of utility issuers, including those selling wholesale and retail electric power and gas, water and sewerage services and waste disposal services. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by the issuers of certain bonds in the Trusts prior to the deposit of such bonds in a Trust, guaranteeing prompt payment of interest and principal, when due, in respect of such bonds. See "The Trusts--Objective and Bond Selection" in the Prospectus Part 1. The premium for any insurance policy or policies obtained by an issuer of bonds has been paid by such issuer, and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Preinsured Bond Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized and domiciled in the State of Maryland.

   As of December 31, 2016, ACA Financial Guaranty had total admitted assets of $309.3 million and total liabilities of $267.2 million, resulting in a surplus as regards policyholders of $42.1 million.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac's activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On May 1, 2013, Ambac emerged from Chapter 11 bankruptcy protection when the Second Modified Fifth Amended Plan of Reorganization became effective. Upon emergence Ambac had no outstanding debt at the holding company and approximately $5 billion of net operating loss carry-forwards, of which $4.0 billion remain at December 31, 2016. The deterioration of the financial condition of Ambac Assurance and Ambac UK has prevented these companies from being able to write new business. An inability to write new business has and will continue to negatively impact Ambac's future operations and financial results. Ambac Assurance's ability to pay dividends and, as a result, Ambac's liquidity, have been significantly restricted by the deterioration of Ambac Assurance's financial condition, by the rehabilitation of the Segregated Account and by the terms of the Settlement Agreement, dated as of June 7, 2010 (the "Settlement Agreement"), by and among Ambac Assurance, Ambac Credit Products LLC ("ACP"), Ambac and certain counterparties to credit default swaps with ACP that were guaranteed by Ambac Assurance. Ambac Assurance is also restricted in its ability to pay dividends pursuant to the terms of its Auction Market Preferred Shares. It is highly unlikely that Ambac Assurance will be able to make dividend payments to Ambac for the foreseeable future. Ambac Assurance and its subsidiaries have been working toward reducing uncertainties within its insured portfolio through active monitoring and management of key exposures such as Puerto Rico, asset-backed securities (including residential mortgage-backed ("RMBS") and student loans) and municipal entities with stressed financial conditions. Additionally, Ambac Assurance and its subsidiaries are actively prosecuting legal claims (including RMBS related lawsuits), managing the regulatory framework and other aspects of the Segregated Account, seeking to optimize capital allocation in a challenging environment that includes long duration obligations and attempting to retain key employees. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

   Following the Company's emergence from bankruptcy on May 1, 2013, the consolidated financial statements reflect the application of fresh start reporting ("Fresh Start"), incorporating, among other things, the discharge of debt obligations, issuance of new common stock and fair value adjustments.

   Ambac Assurance's statutory policyholder surplus and qualified statutory capital (defined as the sum of policyholders surplus and mandatory contingency reserves) were $624.8 million and $1,015.7 million at December 31, 2015, respectively, as compared to $100.0 million and $268.4 million at December 31, 2014, respectively. As of December 31, 2016, total stockholders' equity was $1.97 billion; at December 31, 2015, total stockholders' equity was $1.95 billion.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On January 17, 2013, Moody's downgraded the insurance financial strength ("IFS") ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody's reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal. These ratings were affirmed on August 8, 2016.

   On March 18, 2014, S&P raised the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA from AA-, with a stable outlook. The March 18, 2014 upgrade reflects S&P's view that the competitive position of Assured Guaranty and Assured Municipal remains strong relative to its peers' in the bond insurance industry. On July 26, 2017, S&P affirmed its AA financial strength rating of Assured Guaranty, with a stable outlook. Also on June 26, 2017, S&P affirmed its A long-term counterparty credit rating for the parent company Assured, with a stable outlook.

   Assured's net income for 2016 was $881 million compared with $1,056 million in 2015. The decrease was due primarily to lower fair value gains on credit derivatives in 2016 compared with 2015. This was offset in part by lower losses, loss and loss adjustment expenses, and higher premium accelerations. As of December 31, 2016, Assured Guaranty had total assets of $5.22 billion and total liabilities of $2.82 billion, resulting in total shareholder equity of $2.40 billion. As of December 31, 2016, Assured Municipal had total assets of $8.45 billion and total liabilities of $4.43 billion, resulting in total shareholder equity of $4.02 billion.

   On April 1, 2015, Assured Guaranty acquired all issued and outstanding shares of Radian Asset Assurance, Inc. All prior obligations of Radian Asset are now obligations of Assured Guaranty.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007 and is licensed to write financial guarantee insurance in 49 states.

   As of January 24, 2016, Moody's reaffirmed its Aa1 IFS rating for BHAC with a stable outlook. On August 11, 2015, S&P placed the AA+ financial strength rating of BHAC on CreditWatch Negative. This action follows Berkshire Hathaway's announcement of an agreement to acquire the debt of Precision Castparts Corp and reflects uncertainty surrounding the funding of the acquisition and its effect on cash resources and leverage at the holding-company level. On September 17, 2016, S&P affirmed its AA+ financial strength rating of BHAC, with a stable outlook.

   As of December 31, 2016, Berkshire had total assets of $620.85 billion and total liabilities of $334.49 billion, resulting in total shareholder equity of $286.35 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Build America Mutual Assurance Company ("BAM"). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

   On July 23, 2012, S&P assigned an initial rating of AA to BAM's financial strength and counterparty credit ratings, with a stable outlook. The AA rating was reaffirmed on June 25, 2018, and again on June 27, 2019, and maintains a stable outlook.

   As of December 31, 2016 BAM had total net admitted assets of $496.6 million and total liabilities of $65.2 million, resulting in a surplus as regards policyholders of $431.4 million.

   The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies ("CIFG Group"), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the "CIFG Merger").

   As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG's statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

   CIFG was acquired by Assured Guaranty Corp. on July 1, 2016. After the merger was effectuated on or about July 5, 2016, all insurance policies issued by CIFG became direct obligations of Assured Guaranty Corp.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC, a wholly owned subsidiary of FGIC Corporation, is a New York stock insurance corporation regulated by the New York State Department of Financial Services (the "NYSDFS"). The Company previously issued financial guaranty insurance policies insuring public finance, structured finance and other obligations, but it is no longer engaged in the business of writing new insurance policies. The Company is currently responsible for administering its outstanding policies in accordance with its Rehabilitation Plan, any NYSDFS Guidelines and applicable law.

   Due to losses suffered because of deterioration in the U.S. housing and mortgage markets and the global credit markets during the financial crises from late 2007 to early 2009, on August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation's subsidiaries or affiliates, including FGIC, are part of the Chapter 11 filing. On June 28, 2012, the Supreme Court of the State of New York issued an order pursuant to Article 74 of the Insurance Law placing FGIC in rehabilitation. On June 11, 2013, the Rehabilitation Court approved the First Amended Plan of Rehabilitation for FGIC, dated June 4, 2013. The Rehabilitation Plan became effective on August 19, 2013, whereupon FGIC's rehabilitation proceeding terminated.

   As of December 31, 2016, FGIC had net admitted assets of approximately $2.48 billion and total liabilities of approximately $2.41 billion.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Municipal Assurance Corporation ("MAC"). MAC is a New York domiciled corporation providing municipal bond insurance for municipal and infrastructure bonds. MAC currently guarantees only public finance transactions. MAC is an Assured Guaranty company owned jointly by its affiliates Assured Guaranty Municipal Corp. and Assured Guaranty Corp. MAC is part of the Assured Guaranty Group.

   On July 17, 2013, S&P assigned MAC a long-term financial strength and counterparty credit rating of AA- to MAC with a stable outlook. On March 18, 2014, S&P raised its financial strength and enhancement rating on MAC from AA-to AA. The rating action reflects S&P's view that MAC's competitive position remains strong relative to its peers' in the bond industry. S&P continues to view MAC as having a stable outlook. This rating was reaffirmed by S&P on June 20, 2016.

   As of June 30, 2014, MAC had a total net admitted assets of $1,519,869,768 and total liabilities of $999,277,625 resulting in a surplus as regards policyholders of $520,592,143.

   The information relating to MAC contained above is based upon publicly available information or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois") and MBIA Insurance Corporation ("MBIA Corp.")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through its wholly-owned subsidiaries MBIA Corp., which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

   On February 18, 2009, MBIA, Inc. announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   On May 21, 2013, Moody's upgraded the IFS rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013, rating action reflects National Guarantee's improved credit profile following the repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring. On May 21, 2014, Moody's upgraded its IFS rating of National Guarantee to A3 from Baa1, with a stable outlook. On July 2, 2014, Moody's affirmed its A3 IFS rating of National Guarantee but downgraded the outlook on the rating from stable to negative. On May 20, 2016, Moody's affirmed its A3 IFS rating of National Guarantee with a negative outlook.

   On May 10, 2013, S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. On March 18, 2014, S&P raised the counterparty credit, financial strength and financial enhancement ratings of National Guarantee to AA- from A, with a stable outlook. On June 26, 2017, S&P lowered its financial strength rating of National Guarantee to A, with a stable outlook. The downgrade of National Guarantee reflects S&P's view that National Guarantee's business risk profile is weaker than its peers', as National Guarantee has struggled to gain wide market acceptance. On December 1, 2017, S&P affirmed its A financial strength rating of National Guarantee with a stable outlook. Immediately thereafter, at the request of National Guarantee, S&P withdrew its rating.

   On May 21, 2013, Moody's upgraded the IFS rating of MBIA Corp. to B3 from Caa2, with a positive outlook. On May 27, 2014, Moody's upgraded its IFS rating of MBIA Corp. to B2 from B3, with a stable outlook. On March 3, 2015, Moody's affirmed its B2 IFS rating of MBIA Corp. but downgraded the outlook on the rating from stable to negative. On January 19, 2016, Moody's downgraded its IFS rating of MBIA Corp. to B3 from B2 and placed the rating on review for further downgrade. On May 20, 2016, Moody's downgraded its IFS rating of MBIA Corp. to Caa1 from B3, with a negative outlook. On December 2, 2016, Moody's affirmed its Caa1 IFS rating of MBIA Corp. and upgraded the outlook on the rating from negative to developing.

   On June 26, 2014, S&P issued a B financial strength rating for MBIA Corp. with a stable outlook. On June 15, 2016, S&P downgraded its financial strength rating of MBIA Corp. to CCC from B, with a negative outlook. On June 26, 2017, S&P affirmed its CCC financial strength rating of MBIA Corp. and upgraded its outlook from negative to stable. On December 1, 2017, S&P affirmed its CCC financial strength rating of MBIA Corp. with a stable outlook. Immediately thereafter, at the request of MBIA Corp., S&P withdrew its rating.

   On March 18, 2014, S&P raised its counterparty credit rating of MBIA, Inc., to A- from BBB with a stable outlook. On June 26, 2017, S&P lowered its counterparty credit rating of MBIA, Inc., to BBB, with a stable outlook. S&P's downgrade of MBIA, Inc., reflects its structural subordination to National Guarantee. On December 1, 2017, S&P affirmed its BBB issuer credit rating of MBIA, Inc., with a stable outlook. Immediately thereafter, at the request of MBIA, Inc., S&P withdrew its rating.

   On May 21, 2013, Moody's upgraded its senior unsecured debt rating of MBIA, Inc., to Ba3 from Caa1, with a positive outlook. On May 21, 2014, Moody's upgraded its senior unsecured debt rating of MBIA, Inc., to Ba1 from Ba3, with a stable outlook. On July 2, 2014, Moody's downgraded its outlook on the Ba1 rating from stable to negative. On May 20, 2016, Moody's affirmed its Ba1 senior unsecured debt rating of MBIA, Inc., with a negative outlook.

   As of December 31, 2016, National Guarantee had total net admitted assets of $4.35 billion and total liabilities of $1.6 billion, resulting in a surplus as regard policyholders of $2.73 billion.

   As of December 31, 2016, MBIA, Inc. and its subsidiaries had total assets of $11.13 billion and total liabilities of $7.89 billion. MBIA, Inc.'s total shareholders' equity as of December 31, 2016 was $3.22 billion, decreasing from $3.72 billion as of December 31, 2015.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. ("Syncora Holdings"), is a New York domiciled financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

   In February 2008, Moody's downgraded the IFS ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the IFS rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the IFS rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its IFS rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the IFS rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department ("NYID"), the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P's July 28, 2010 ratings actions resulted from S&P's belief that there is not sufficient information to judge Syncora Guarantee's claims paying ability.

   On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee's plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

   As of December 31, 2016, Syncora Guarantee had total assets of $1.27 billion and total liabilities of $71 million, and a policyholders' surplus of $1.18 billion.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers. In determining eligibility for insurance, the Preinsured Bond Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured by the issuer of the bonds prior to the deposit of such bonds in a Trust.

   Preinsured Bonds in an Insured Trust may or may not have a higher yield than comparably uninsured bonds. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria described under "The Trusts--Objectives and Bond Selection".

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Preinsured Bond Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The Preinsured Bond Insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   The information relating to each Preinsured Bond Insurer, if any, has been furnished by such companies. The financial information with respect to each Preinsured Bond Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds if the supervisor determines there exists any default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Invesco Capital Markets, Inc. is the Sponsor of the Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of September 30, 2019, the total stockholders' equity of Invesco Capital Markets, Inc. was $94,146,402.00 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $1,184.4 billion as of September 30, 2019. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, a 10-20 Year Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of S&P Global. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Fitch Ratings. Long-Term Ratings Scales. Fitch rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

   In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

     o The ratings do not predict a specific percentage of default likelihood over any given time period;

     o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change;

     o The ratings do not opine on the liquidity of the issuer's securities or stock;

     o The ratings do not opine on the possible loss severity on an obligation should an issuer default;

     o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit;

     o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default;

   AAA--'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

   BBB--'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

                            State Trust Risk Factors

   California Risk Factors.

   The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the State's Treasurer's office. Such information has not been independently verified by the Sponsor and the Sponsor assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Sponsor cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by California, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible your Portfolio will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

   California is subject to large fluctuations in its tax revenue and fixed spending obligations. During recessionary periods, dramatic cuts to programs and/or tax increases may be required. To address budget gaps from the most recent recessionary period, spending was cut, State programs were realigned to local governments, and short-term budgetary solutions were implemented. Despite the significant budgetary improvements and economic growth from the most recent recessionary period, a number of risks and pressures threaten the State's financial condition. Continued risks to the State's long-term stability include significant unfunded pension liabilities, the threat of recession, changes in stock prices, changes to federal fiscal policy that are unfavorable to the State, and the uncertain impact of changes in federal tax law and trade policy.

   California's fiscal situation heightens the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default, and also heightens the risk that the prices of California municipal securities will experience greater volatility. As of December 2019, California general obligation bonds were rated "Aa2" by Moody's, "AA-" by S&P and "AA" by Fitch. There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities held by your Portfolio.

   General Economic Conditions.

   The State's economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the State's economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth.

   Real GDP of the United States grew by 3.1 percent in 2018, reflecting positive contributions from strong consumption and federal spending. Growth is expected to continue in the short term but gradually slow to 1.5 percent in 2022. The labor force expanded by 1.8 million while nonfarm employment increased by 2.4 million in 2018. The national unemployment rate fell to 3.7 percent in September 2018, the lowest since December 1969, and remains at 3.5 percent as of September 2019.

   California's real GDP increased by 3.5 percent in 2018, making California the fifth largest economy in the world. California's preliminary unemployment rate was 4.0 percent in September 2019.

   Changes in oil prices, higher international tariffs, and increasing wages have contributed to faster than expected inflation in 2018. California's inflation averaged 3.7 percent in 2018 and is expected to remain at 3.7 percent in 2019. In comparison, U.S. inflation rose by 2.4 percent in 2018 and is expected to increase by 2.5 percent in 2019. Inflation remained concentrated in housing since 2014. Housing inflation increased by 3.3 percent in the U.S. and
4.5 percent in California in 2018.

   Housing permits grew in 2018, but there is still a shortage after years of permits lagging population growth, raising housing costs and potentially limiting the number of jobs companies can add. Around 120,000 permits were issued in California in 2018 and home building permit issuance is projected to continue growing around 10 percent on average in 2019. It is estimated that approximately 200,000 permits are needed annually to accommodate population growth, demolitions from infill projects, and disaster recovery. The State's forecasts assume that increasing numbers of permits will be issued by local authorities, but if permits remain low, this will reduce the number of available workers in those areas. Furthermore, housing prices are expected to continue to increase and the State has a limited supply of affordable housing.

   The risk of a recession remains, and many households still have not recovered fully from the last recession, making it more difficult for them to weather a recession. Even under continued growth, the federal deficit is about $900 billion in 2019, is expected to exceed $1 trillion per year beginning in 2022, and the debt to GDP levels are increasing. In addition, federal tax reform and other federal fiscal policies are contributing to a growing federal deficit, which will constrain the federal government's options to address an economic recession.

   In the next recession, the deficit could rise much higher and force cuts to federal programs on which Californians depend.

   While the State projects a balanced budget through fiscal year 2022-23, several economic and budget risks threaten the State's fiscal condition, including the threat of recession, changes to federal fiscal policies, federal tax law changes, federal trade policy, the upcoming federal census count, possible federal government shutdowns, health care costs, housing constraints, capital gains volatility, debts and liabilities, climate change, cybersecurity risks and the significant unfunded liabilities of the two main State retirement systems, the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). Although the State has paid down a substantial amount of these debts in the past several years and has put in place plans to pay off all major State retirement-related liabilities over the next three decades, the State faces hundreds of billions of dollars in other long-term cost pressures, and debts and liabilities, including State retiree pension and health care costs.

   There can be no assurances that the State will not face fiscal stress and cash pressures again or that other changes in the State or national economies or in federal policies will not materially adversely affect the financial condition of the State.

   California--Government.

   California's Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, California's voters may directly influence the State's government through the initiative, referendum and recall processes.

   Local Governments.

   The primary units of local government in California are the 58 counties, which range in population from less than 2,000 residents in Alpine County to over 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also nearly 500 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. Spending and revenues collected by the State or by local governments has shifted over the past decades.

   The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

   In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

   Proposition 218, a constitutional amendment approved by the voters in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.

   The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 further changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act.

   As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A. This Proposition amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fees ("VLF") revenues as of November 3, 2004. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

   The 2011 Budget Act included a major realignment of public safety programs from the State to local governments. The realignment was designed to move program and fiscal responsibility to the level of government that can best provide the service, eliminate duplication of effort, generate savings and increase flexibility. Proposition 30, approved by voters in November 2012, placed into the State Constitution the current statutory provisions transferring
1.0625 percent of the State sales tax to local governments to fund the "realignment" program for many services including housing criminal offenders. The sales tax provisions of Proposition 30 expired December 31, 2016; however, the personal income tax rates for high-income taxpayers, which were set to expire on December 31, 2018, were extended through tax year 2030 by Proposition 55 in the November 2016 election. Under specified conditions, beginning in fiscal year 2018-19, Proposition 55 also authorizes the use of up to $2 billion in a fiscal year from these revenues for health care.

   California Finances.

   The State's moneys are segregated into the General Fund and over 1,000 other funds, including special, bond, federal and other funds. The General Fund consists of revenues received by the State's Treasury and is not required by law to be credited to any fund and earnings from the investment of California moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

   The following is a summary of California's major revenue sources:

   o Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 to 12.3 percent. In addition, a 1 percent surcharge is imposed on taxable income above $1 million and proceeds from such tax are dedicated to the Mental Health Services Fund. The personal income tax is adjusted annually for inflation. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT.

   Taxes on capital gains realizations, which are largely linked to stock market and real estate performance, can add a significant dimension of volatility to personal income tax receipts. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy. For example, capital gains tax receipts accounted for nearly 9 percent of General Fund revenues and transfers in fiscal year 2007-08, but dropped below 5 percent in fiscal year 2008-09, and below 4 percent in fiscal year 2009-10. The volatility in these percentages is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers.

   o Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Effective January 1, 2019, the base State and local sales tax was 7.25 percent. Most cities and counties have increased the sales tax percentage in their jurisdiction above the base amount. On June 21, 2018, the Supreme Court in South Dakota v. Wayfair, Inc. overruled previous decisions which significantly limited states' legal authority to require out-of-state retailers to collect and remit use tax. The California Department of Tax and Fee Administration has announced that it will require out-of-state retailers to collect and remit use tax beginning on April 1, 2019 if their sales into California exceed $100,000 or 200 or more separate transactions. This is expected to result in additional General Fund tax revenue of $219 million in fiscal year 2018-19 and $554 million in fiscal year 2019-20.

   o Corporation Tax. The State's corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, a State alternative minimum tax, a tax on the profits of Sub-Chapter S corporations, and fees and taxes paid by limited liability companies.

   o Insurance Tax. The majority of insurance written in the State, subject to certain exceptions, is subject to a 2.35 percent gross premium tax.

   o Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenues, and such receipts are accounted for in various special funds. While these funds are not directly available to repay State general obligation bonds, the General Fund may, when needed to meet cash flow needs, temporarily borrow from certain special funds. In general, special fund revenues comprise three categories of income: receipts from tax levies allocated to specified functions; charges for certain services provided by the State government; and rental royalties.

   o Taxes on Tobacco Products. Cigarette and tobacco taxes primarily affect special funds, though some goes to the General Fund.

   o Taxes on Cannabis Products. Voters approved Proposition 64 in November 2016, which legalized the recreational use of cannabis within California for persons age 21 and over, effective November 9, 2016. The measure also levies new excise taxes on the cultivation and retail sale of both recreational and medical cannabis as of January 1, 2018 to be spent for specific purposes.

   California Budget Process.

   California's fiscal year begins on July 1st and ends on June 30th of the following year. Under the California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). California law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates (known as the May Revision) for both the current and budget years to the Legislature. The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature.

   Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution.

   The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

   The Balanced Budget Amendment (Proposition 58, approved by the voters in
2004) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments if the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State must, in some cases, take more immediate actions to correct budgetary shortfalls. For example, if, after passage of the Budget Act, the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and propose legislation to address the emergency. The Legislature is called in to special session to address this proposal. If the Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it is prohibited from acting on any other bills or adjourning until fiscal legislation is passed. Such fiscal emergencies were declared in 2008, 2009, 2010, and 2011, and the Legislature was called into various special sessions to address budget shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

   In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State's taxes, have restricted the use of the General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 56 (further raising taxes on tobacco products and again mandating the expenditures of such revenues), Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services), Proposition 22 (restricting the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibiting the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds), Proposition 30 (transferring 1.0625 percent of State sales tax to local governments to fund realignment), and Proposition 39 (requiring corporations to base their State tax liability on sales in California). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time. Proposition 2, passed in November 2014, changes the way the State pays down debt and saves money in reserves.

   California Budget.

   Budget deficits in California have recurred from year-to-year for over a decade prior to the 2013-14 fiscal year. Weakness in the State economy caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls. In addition to the economic downturn in 2008, California's budget crises were also a result of State spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend or drop precipitously, these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets were balanced using, at least in part, unrealized assumptions and onetime or temporary measures.

   California's budget challenges were exacerbated by a "wall of debt," which was an unprecedented level of debt, deferrals and budgetary obligations that accumulated for over a decade. The 2019 Budget allocates $4.5 billion to eliminate the remaining portion of the State's "wall of debt."

   As the State's economy has recovered since the last recession, the State's budgets have significantly expanded government spending. The State has paid down some of its debt and has addressed some long-standing problems--such as implementing plans to restore fiscal health to State pension plans and making improvements to the State's water system.

   The passage of Proposition 2 in November 2014 gives the State a means to seek to avoid repeating the prior boom-and-bust cycles. Under Proposition 2, spikes in capital gains are used, in part, to save money for the next recession through the establishment of a rainy day fund (otherwise known as the "Budget Stabilization Account" or the "BSA"), and to pay down the State's debts and liabilities. The Proposition also sets requirements as to how money in the rainy day fund is used and requires that the State provide multi-year budget forecasts to help better manage the State's longer term finances. It is estimated that the State will end the 2018-19 fiscal year with a BSA balance of $16.5 billion.

   Nonetheless, despite the significant budget improvements during the last several years, a number of risks threaten the State's financial condition. These risks include, but are not limited to, the threat of recession, potentially unfavorable changes to federal fiscal policies, federal tax law changes, federal trade policy, the upcoming federal census count, possible federal government shutdowns, health care costs, housing constraints, capital gains volatility, debts and liabilities, climate change and cybersecurity risks. There is also growing uncertainty related to the global and economic climate. The economy is in the longest period of expansion since the recovery after World War II, and another recession is ultimately inevitable. The stock market has been at an all-time high and has been volatile. A sudden fall would likely adversely affect investment and hiring decisions at California companies, even in the absence of a recession. The federal tax bill enacted in December 2017 made significant and complex changes to the federal tax laws which took effect in 2018 and are expected to induce changes in taxpayer behavior that are not yet fully understood. Ongoing trade disputes with China and Mexico could have negative effects on the California economy as China and Mexico are among the State's top three trading partners. An undercount in the 2020 federal census could particularly disadvantage the State as federal funds are allocated based on population size and the State has the largest share of the population designated as "hard to count" compared to the rest of the U.S. The State's Medicaid program is one of the State's largest expenditures, and as the State continues to implement federal health care reform or as the federal government continues to make significant policy changes, the State's spending on health care costs could increase significantly and State budgetary spending could become more dependent on the inflation rate of health costs.

   The State also faces significant unfunded liability of the State's two main retirement systems, CalPERS and CalSTRS, in the tens of billions of dollars. The State has committed to significant increases in the annual payments of these two systems to reduce their unfunded liabilities. The State also has significant unfunded liability with respect to other postemployment benefits ("OPEB"). Strategies to prefund these costs were established in 2015 and today, nearly all state employees contribute toward prefunding OPEB costs.

   The discussion below of the fiscal year 2019-20 and 2018-19 budgets is based on estimates and projections of revenues and expenditures by the Governor's administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the United States, and there can be no assurance that the estimates will be achieved. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economics or in State of federal policies will not materially adversely affect the State's financial condition.

   Fiscal Year 2019-20 Budget.

   Governor Newsom signed the fiscal year 2019-20 budget on June 27, 2019 (the "2019 Budget"). The 2019 Budget proposes a multi-year plan for the State to pay down debts and liabilities, increase the balance of the rainy day fund, invest in education, health care, housing and homelessness prevention and maintain a balanced budget through fiscal year 2022-23. The 2019 Budget prioritizes one-time investments, with 88 percent of new expenditures being temporary rather than ongoing.

   The 2019 Budget estimates total General Fund revenues and transfers to be $152.2 billion for fiscal year 2019-20. As in most years, the vast majority of the State's General Fund revenues and transfers are primarily from personal income tax, and to a lesser extent, sales and use and corporation taxes. The 2019 Budget estimates total General Fund expenditures to be $147.8 billion for fiscal year 2019-20. The 2019 Budget allocates $5.5 billion to the State's reserves in fiscal year 2019-20 and projects that the fiscal year will end with nearly $19.2 billion in reserves.

   The State continued to have hundreds of billions of dollars in liabilities for deferred maintenance on its aging infrastructure and for retiree health care benefits for State employees and various pension benefits. These retirement liabilities have continued to grow due to poor investment returns and changes in investment returns. Without additional action, paying off retirement liabilities would require an increasing portion of the State budget. The 2019 Budget proposes an extra payment of $9 billion over the next four years to pay down unfunded pension liabilities. The 2019 Budget also includes $4.5 billion to eliminate the "wall of debt."

   Despite the recent budgetary improvements, a number of risks threaten the State's fiscal condition. The State continues to need to address unfunded retiree benefits. In addition, California's revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions. Sudden tax revenue declines could return with little warning.

   Fiscal Year 2018-19 Budget.

   Governor Brown signed the fiscal year 2018-19 budget on June 27, 2018 (the "2018 Budget"). The 2018 Budget included a multi-year plan that is balanced through fiscal year 2021-22, provided for the rainy day fund to reach its maximum constitutional goal for fiscal year 2018-19, and continued to pay down budgetary debt from past years.

   Under revised estimates, the State estimates that total General Fund revenues and transfers were $138 billion for fiscal year 2018-19, an increase of approximately $3.7 billion compared to the prior fiscal year. As the Legislative Analyst Office ("LAO") noted, a large portion of the revenue increase would be offset by formula-driven constitutional spending requirements and other increases resulting from caseload changes and federal requirements.

   Under revised estimates, the State estimated that General Fund expenditures were $142.7 billion for fiscal year 2018-19. The biggest expenditures from the General Fund were in K-12 education programs ($57.8 billion), health and human services ($36.2 billion) and higher education ($16.4 billion). The 2018 Budget included almost $4 billion in one-time General Fund spending, focused on infrastructure, homelessness and mental health.

   The 2019 Budget estimates that fiscal year 2018-19 ended with $20.6 billion in total reserves. While the State's reserves have increased, as the LAO noted, the current level of reserves is not sufficient to fully cover the costs of a moderate or severe recession. If the State faces a recession in the coming years, the State would need to take many billions of dollars in actions over a multiyear period to bring the budget back into balance.

   The State continues to have hundreds of billions of dollars in liabilities for deferred maintenance on its aging infrastructure and for retiree health care benefits for State employees and various pension benefits. These retirement liabilities have continued to grow due to poor investment returns and changes in investment returns. Without additional action, paying off retirement liabilities would require an increasing portion of the State budget.

   Municipal Bankruptcies.

   Municipalities in California may declare bankruptcy, which increases the risk of default on municipal bonds. According to the LAO, except for K-12 education, the State does not have a significant role in monitoring the fiscal health of localities. Instead, the responsibility for reviewing local government fiscal conditions rests with local communities.

   California provides its local governments with broad authority to file for Chapter 9 bankruptcy, but generally requires cities, counties and special districts to engage in a "neutral evaluation" process prior to filing for Chapter 9 relief. When a local government files for Chapter 9, the locality receives an "automatic stay" that stops the collection activity by creditors and protects the locality from litigation. A court must determine if the locality is eligible for Chapter 9 protection, and, if so, the locality must develop a plan of adjustment. Creditors and the court must approve the plan adjustment. Once the court approves the plan of adjustment, it creates a new contractual agreement between the locality and its creditors. The Chapter 9 process can take several years to be resolved.

   California municipalities have previously filed for bankruptcy and continue to be at risk for Chapter 9 bankruptcy as retirement liabilities increase at the local level. The use of Chapter 9 bankruptcy filings by local governments could have an impact on creditors and parties with whom they contract, including bondholders. In addition, bankruptcies at the local level could impact the State's overall fiscal outlook.

   Ratings.

   The State's fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities will experience greater volatility.

   Fitch, S&P, and Moody's assign ratings to California's long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and 2010, California's general obligation bond ratings were significantly downgraded by Moody's (to
Baa1), S&P (to A-), and Fitch (to BBB). The State's credit ratings had not been that low since 2003 and 2004. Since 2010, the credit ratings have been increasing, though the State has one of the lowest bond ratings of any state. In June 2014, Moody's raised the State's general obligation rating to "Aa3", and raised the States rating again in October 2019 to Aa2; in July 2015, S&P raised the State's general obligation credit rating to "AA-", the State's highest rating from S&P since 2000; and Fitch raised the rating to "AA" in August 2019.

   There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities held by your Portfolio.

   California Indebtedness and Other Obligations.

   California's Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations.

   As of January 1, 2019, the State had approximately $82 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund. As of January 1, 2019, there were approximately $37.1 billion of authorized and unissued long-term voter-approved general obligation bonds, which when issued will be payable principally from the General Fund and approximately $6.4 billion for authorized but unissued lease-revenue bonds.

   Current State debt obligations include:

   o General Obligation Bonds. California's Constitution prohibits the creation of general obligation indebtedness of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under California's Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called "self-liquidating bonds," receive revenues from specified sources so that moneys from the General Fund are not expected to pay debt service, but the General Fund will pay the debt service if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program is the veteran general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits.

   As of January 1, 2019, the State had authorized and outstanding approximately $73.9 billion aggregate principal amount of long-term general obligation bonds, of which approximately $73.1 billion were payable primarily from the State's General Fund, and approximately $764.1 million were "self-liquidating" bonds payable first from other special revenue funds. As of January 1, 2019, there were unused voter authorizations for the future issuance of approximately $38.3 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $37.1 billion were payable primarily from the General Fund, and approximately $1.2 billion were "self-liquidating" bonds payable first from other special revenue funds.

   o Variable Rate General Obligations Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding.

   As of January 1, 2019, the State had outstanding approximately $3.9 billion principal amount of variable rate general obligation bonds, representing about
5.3 percent of the State's total outstanding general obligation bonds. If the approximately $1.7 billion of variable rate general obligation bonds having mandatory tender dates cannot be remarketed or refunded on or prior to their respective scheduled mandatory tender dates, there is no default but the interest rate on the bonds not remarketed or refunded on or prior to such date would be increased, in most cases in installments, on or after the applicable scheduled mandatory tender date subject to a maximum interest rate for such bonds that may be less than the statutory maximum interest rate for the bonds, until such bonds can be remarketed or refunded or are paid at maturity. The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations ("VRDOs") tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

   o General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under "Variable Rate General Obligation Bonds" and are not included in the figures provided above under "General Obligation Bonds." As of January 1, 2019, a total of $2.2 billion in principal amount of commercial paper notes is authorized under agreements with various banks.

   o Bank Arrangements. In connection with VRDOs and the commercial paper program ("CP"), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to pay or repay any obligations thereunder. To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period (whether due to downgrades of the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs, the principal repayment period would generally be shorter than the period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs may be further accelerated and payment of related CP, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.

   o Lease-Revenue Obligations. The State builds and acquires facilities through the issuance of lease-revenue obligations, in addition to general obligation bonds. Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board ("SPWB"), another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to State agencies, the California State University or the Judicial Council under a long-term lease that provides the source of revenues that are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of State Constitutional provisions that require voter approval. As of January 1, 2019, the State had lease revenue obligations of approximately $8.9 billion for supported issues outstanding from the General Fund and approximately $6.4 billion for authorized but unissued bonds.

   o Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from the State's revenue-producing enterprises and projects (e.g., among other revenue sources, taxes, fees and/or tolls) and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $66.9 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2018.

   o Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act, which allows municipal issuers such as the State to issue Build America Bonds ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. None of the State's BAB subsidy payments to date have been reduced because of such an offset.

   Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease-revenue bonds (of which $150 million have been redeemed). The aggregate amount of the subsidy payments expected to be received from fiscal year 2018-19 through the maturity of these bonds (mostly 20 to 30 years from issuance) based on the 35 percent subsidy rate is approximately $6.4 billion for the general obligation BABs and $157.8 million for the SPWB lease-revenue BABs.

   Pursuant to federal budget legislation, beginning on March 1, 2013, the federal government's BAB subsidy payments were reduced as part of a "sequestration" of many program expenditures. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2025, although U.S. Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and SPWB BABs, so this reduction will not affect the State's ability to pay its debt service on time, nor have any material impact on the General Fund.

   o Future Issuance Plans. Based on estimates from the Department of Finance, as well as updates from the State Treasurer's Office, approximately $4.2 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1.2 billion of lease-revenue bonds are expected to be issued in fiscal year 2019-20. These estimates will be updated by the State's Treasurer's Office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

   The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the "General Fund Debt Ratio"), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the Governor's 2019 Budget and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 5.9 percent in fiscal year 2018-19 and 5.7 percent in fiscal year 2019-20.

   The General Fund Debt Ratio is calculated based on the amount of debt service expected to be paid, without adjusting for receipts from the U.S. Treasury for the State's current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets is estimated at approximately $1.9 billion for fiscal year 2018-19 and $2.5 billion for fiscal year 2019-20. Including the estimated offsets reduces the General Fund Debt Ratio to 4.5 percent in fiscal year 2018-19 and 4 percent in fiscal year 2019-20. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

   o Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement (the "MSA") with four major cigarette manufacturers (the "participating manufacturers"). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments, subject to certain adjustments.

   In 2002, the State established a special purpose trust to purchase tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation so requested.

   The credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $2.1 billion (the "Enhanced Bonds"). The Enhanced Bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or any of its political subdivisions shall be pledged to the payment of the Enhanced Bonds. However, as described above, the State committed to request the Legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the Enhanced Bonds, and certain other available amounts, including the reserve fund for the Enhanced Bonds, are depleted. Every enacted budget since 2003 has included this appropriation, but use of the appropriated moneys has never been required.

   Draws on the reserve funds for the Enhanced Bonds in the amount of approximately $7.9 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of December 31, 2018, the balance of the reserve fund for the Enhanced Bonds was $154.6 million. If, in any future year, the tobacco settlement revenues are less than the required debt service payments on the Enhanced Bonds in such year, additional draws on the reserve funds will be required and at some point in the future the reserve funds may become fully depleted. The State is not obligated to replenish the reserve funds from the General Fund, or to request an appropriation to replenish the reserve funds.

   o Office of Statewide Health Planning and Development Guarantees. The Office of Statewide Health Planning and Development of the State of California ("OSHPD") insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofit and publically-owned healthcare facilities. This program is currently authorized by statute to insure up to $3 billion for health facility projects.

   State law established the Health Facility Construction Loan Insurance Fund (the "Construction Fund") as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Construction Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Construction Fund is unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The Construction Fund is liable for repayment to the General Fund of any money paid from the General Fund. All claims on insured loans to date have been paid from the Construction Fund and no debentures have been issued.

   As of November 30, 2018, OSHPD insured 82 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.7 billion, and a cash balance of approximately $161 million. The actuarial study of the Construction Fund as of June 30 2016, was completed in August 2018 (the "2016 actuarial study"). Based upon a number of assumptions, the 2016 actuarial study concluded, among other things, that the Construction Fund appeared to be sufficient under the "expected scenario" to maintain a positive balance until at least fiscal year 2045-46. Even under the "most pessimistic scenario," the 2016 actuarial study found that there was a 70 percent likelihood that the Construction Fund's reserves as of June 30, 2016 would protect against any General Fund losses until at least fiscal year 2026-27, and a 90 percent likelihood that the Construction Fund's reserves as of June 30, 2016 would protect against any General Fund losses until at least fiscal year 2021-22. There can be no assurances that the financial condition of the Construction Fund has not materially declined since the 2016 actuarial study.

   In December 2016, OSHPD, the Department of Finance, and the State Treasurer entered into a memorandum of understanding that outlined the processes for the
(i) issuance of debentures; (ii) payment of debentures from the General Fund should the Construction Fund fail to pay the debentures; and (iii) repayment to the General Fund for any money paid for debentures.

   o Cash Flow Borrowings. The majority of General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State's cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.

   Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 700 of the State's approximately 1,300 other funds in the State Treasury (the "Special Funds"). Total borrowing from Special Funds must be approved quarterly by the Pooled Money Investment Board ("PMIB"). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. As of the 2019 Budget, the General Fund is projected to have up to approximately $30 billion of internal funds (excluding the BSA, the Special Fund for Economic Uncertainties ("SFEU") and the Budget Deficit Savings Account) available during the remainder of fiscal years 2018-19 and 2019-20. One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which increased to $11.2 billion in September 2018 and is expected to increase to $13.5 billion at the end of fiscal year 2018-19. The State also may transfer funds into the General Fund from the SFEU, which is not a special fund.

   External Borrowing. External borrowing is typically done with revenue anticipation notes ("RANs") that are payable not later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RANs had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. No RANs were issued in fiscal years 2015-16 through 2018-19 or are planned to be issued in fiscal year 2019-20. The State also is authorized under certain circumstances to issue revenue anticipation warrants ("RAWs") that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990s and early 2000s.

   RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" consists of: (i) the setting apart of State revenues in support of the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the State Constitution, enacted by Proposition 30; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) payment of State employees' wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

   The State entered fiscal year 2017-18 with General Fund internal loans of $4.8 billion as of June 30, 2017. The State's cash flow projections for fiscal year 2017-18 indicated that internal resources would be sufficient and available to meet the normal peaks and valleys of the State's cash needs, while maintaining a cushion at all times of at least $2.5 billion. Accordingly, the State did not issue any RANs in fiscal year 2017-18, the third consecutive year in which external borrowing was not required.

   The State's cash position was strong entering fiscal year 2018-19, as the General Fund ended the previous year with a positive cash balance of $5.5 billion. Cash flow projections for the balance of the fiscal year show no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $26 billion at the end of each month.

   State fiscal officers constantly monitor the State's cash position and if it appears that cash resources may become inadequate (including the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques, including seeking additional legislation.

   o Retirement Liabilities. The two main State pension funds, CalPERS and CalSTRS, each face unfunded future liabilities in the tens of billions of dollars. The 2019 Budget estimates the State's unfunded pension liability for CalPERS and CalSTRS to be $59.7 billion and $33.4 billion, respectively). As of June 30, 2018, the funded status for CalPERS and CalSTRS was 70 percent and 66 percent, respectively. The State also has significant unfunded liability with respect to other post-employment benefits ("OPEB").

   If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically. Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade. There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees. In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees. Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively. There can be no assurance that the State's annual required contributions to CalPERS and CalSTRS will not significantly increase in the future. Recent legislation with respect to both CalPERS and CalSTRS and changes in actuarial assumptions and funding methodologies are expected to result in significant annual increases in the amount the State is required to pay from the General Fund for the foreseeable future. The actual amount of any increase will depend on a variety of factors, including, but not limited to, investment returns, actuarial assumptions, experience and retirement benefit adjustments. In addition, governments typically do not "pre-fund" their retiree health liabilities. This means that future taxpayers may bear a larger cost burden for these benefits. Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

   o Health Care Reform. California's implementation of the Affordable Care Act included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to get and stay on Medi-Cal. The optional expansion of Medi-Cal extended eligibility to adults without children, and to parent and caretaker relatives with incomes up to 138 percent of the federal poverty level.

   The 2019 Budget estimates that in fiscal year 2019-20, approximately 3.8 million Californians will have health insurance through the optional expansion of Medi-Cal, and 1.4 million through the State's insurance exchange. The 2019 Budget includes costs of $20 billion ($2.2 billion from the General Fund) in fiscal year 2019-20 for the optional expansion. The federal government paid nearly 100 percent of the costs of this expansion for fiscal years 2013-14 through 2015-16. As of January 1, 2019, California is responsible for 6 percent of these costs, with California's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.6 billion.

   The 2019 Budget does not include the extension of the Managed Care Organization ("MCO") tax in fiscal year 2019-20. Federal Medicaid regulations allow states to impose certain health care-related taxes on plans or providers as long as certain conditions are met. The revenue from these taxes serve as the non-federal share of spending for health care services in a state's Medicaid program, which allows the state to draw down additional federal funding and reduce General Fund expenditures. Effective July 1, 2016, a tax on the enrollment of Medi-Cal managed care plans and commercial health plans is authorized until June 30, 2019. The 2019 Budget assumes net savings of $1.4 billion in fiscal year 2018-19 and $583 million in fiscal year 2019-20 from the MCO tax. (The fiscal year 2019-20 savings are due to a one-quarter lag resulting from Medi-Cal's cash basis budgeting).

   The 2019 Budget includes a statewide requirement for California residents to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties originally outlined under the Affordable Care Act. Funds raised by the state penalties will be dedicated to expanding subsidies for coverage on the state health insurance market place for households with incomes between 250 and 600 percent of the federal poverty line. The state mandate and subsidies are expected to prevent increases to the State's uninsured rate, reduce growth in health care premiums, and promote utilization of preventative care by strengthening the incentives in the Affordable Care Act and stabilizing the individual market. A state mandate may also have positive impacts on the budgets of counties and other safety-net providers who treat the indigent and uninsured. Penalty revenues and specific subsidy design are currently unknown and the 2019 Budget does not assume any fiscal impacts in fiscal year 2019-20.

   Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in California's recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the California Series.

                                                                    U-SECSUP1219

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Invesco Unit Trusts, Municipal Series 1196, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 20th day of December 2019.

Invesco Unit Trusts, Municipal Series 1196
(Registrant)

By: Invesco Capital Markets, Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on December 20, 2019, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets,
Inc.:

SIGNATURE                                 TITLE

Steven Massoni                            Director and Co-President

M. Kevin Cronin                           Director and Co-President

Mark W. Gregson                           Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)


--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 1130 (File No. 333-184264) dated December 4, 2012, and Invesco Unit Trusts, Series 1520 (File No. 333-201408) dated March 12, 2015.